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                                                                   EXHIBIT 10.33

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement ("Agreement") is made effective as of June 30, 1999 by and between deCODE genetics, Inc., a Delaware corporation (the "Company"), and each of the undersigned.


                              PRELIMINARY STATEMENT

     A. Each of the undersigned wishes to purchase from the Company, and the Company wishes to sell to each of the undersigned, the number of shares of the Company's Series B Preferred Stock, par value US$0.001 per share ("Series B Preferred Stock"), set forth opposite each of the undersigned's signature or such other number as may be agreed upon by the undersigned and the Company (the "Shares").

     B. The parties wish to provide for the terms and conditions of the purchase and sale of the Shares.

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereby agree as follows:

     1.   Sale and Purchase of Shares.

          (a) Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein, the Company shall sell, grant, convey, assign, transfer and deliver to the undersigned, and the undersigned shall purchase and acquire from the Company, the Shares. Upon Closing under this Agreement, all of the Shares shall be fully paid and nonassessable.

          (b) In exchange for issuance of the Shares, each of the undersigned agrees to pay to the Company $7.50 per share (the "Purchase Price") on the Closing Date (as defined below). The Purchase Price shall be payable by certified or bank check or by wire transfer or other immediately available funds to the Company to such bank accounts as designated by the Company in writing. It is understood that such payment may come from the undersigned or its affiliates.

          (c) The closing of the sale to, and purchase by, the undersigned of the Shares (the "Closing") shall occur at the offices of the Company on or before July 31, 1999 or such other date as the parties shall mutually agree (the "Closing Date").

          (d) At the Closing, the Company shall deliver to each of the undersigned stock certificates representing the Shares, registered in the name of each of the undersigned, against payment of the amount of the Purchase Price as set forth above.

     2. Representations and Warranties of Undersigned. By executing this Agreement, each of the undersigned:




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          (a) acknowledges that it understands that as a condition to the
Company's sale of the Shares to the undersigned, the undersigned must become a party to that certain Amended and Restated Investor Rights Agreement by and among the Company and the other parties thereto (the "Investor Rights Agreement"), dated as of February 2, 1998, a copy of which has been provided to the undersigned, that execution of this Agreement shall constitute execution of the Investor Rights Agreement, and that the Shares and the shares (the "Conversion Shares") of Common Stock of the Company, par value US$0.001 per share, issued upon conversion of the Shares may be transferred only in accordance with the provisions of the Investor Rights Agreement;

          (b) represents and warrants that the undersigned is able to bear the economic risk of losing the undersigned's entire investment in the Shares and has such knowledge and experience in business and financial matters and with respect to investments in securities to enable the undersigned to understand and evaluate the risks of ownership of the Shares and to form an investment decision with respect thereto;

          (c) acknowledges that a copy of the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") which describes the relative rights and preferences of the Series B Preferred Stock has been provided to it and that all material documents, records and books pertaining to this investment have, on request, been made available to the undersigned's advisors and the undersigned;

          (d) acknowledges that the Company has made available to the undersigned and the undersigned's representatives the opportunity to ask questions of, and receive answers from, the Company concerning the Company and the transaction contemplated hereby;

          (e) represents and warrants that the undersigned received, executed and deposited for delivery to the Company this Agreement at the address set forth on the signature page below;

          (f) represents and warrants that the undersigned is not a "U.S. person," as such term is defined in Regulation S ("Regulation S") promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a copy of which definition has been provided to the undersigned, is not purchasing the Shares for the account or benefit of a "U.S. person" and if the undersigned is other than an individual, that the undersigned was not formed by a "U.S. person" principally for the purpose of investing in securities not registered under the Securities Act;

          (g) understands that the Shares and the Conversion Shares are subject to substantial restrictions on transfer in the United States and to "U.S. persons" and that, except as set forth in the Investor Rights Agreement, the Company has no obligation to take any action to make such transfers possible;

          (h) agrees that the undersigned will resell the Shares and Conversion Shares only in accordance with the provisions of Regulation S, or pursuant to registration under the Securities Act or to an exemption therefrom, and will not engage in hedging transactions with regard to the Shares and Conversions Shares unless in compliance with the Securities Act. Furthermore, the




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undersigned agrees that the Company shall refuse to register any transfer of the
Shares or Conversion Shares not made in accordance with the provisions of this subsection 2(h); and

          (i) acknowledges that, if the undersigned is purchasing the Shares subscribed for hereby in a fiduciary capacity, the above representations and warranties in this Section 2 shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing.

     3. Indemnification. The undersigned acknowledges that the undersigned understands the meaning of the representations made by the undersigned in this Agreement and that the Company will rely upon the truth and accuracy of such representations. The undersigned hereby agrees to indemnify and hold harmless the Company and all persons deemed to be in control of the Company from and against any and all claims, actions, loss, costs, expenses, damages and liabilities (including, without limitation, court costs and attorneys' fees) arising out of or due to a breach by the undersigned of any such representations. All representations shall survive the delivery of this Stock Purchase Agreement and the purchase by the undersigned of any Shares.

     4. Restrictions on Transfer. The undersigned hereby agrees with the Company as follows:

          (a) In addition to the restrictions on transfer imposed by the Investor Rights Agreement, the undersigned will not transfer the Shares or the Conversion Shares, or any of them, in the United States or to a "U.S. person" unless registered under the Securities Act or unless the Company has received an opinion of counsel satisfactory to the Company and its counsel that such registration is not required.

          (b) In addition to the legend set forth in Section 2.1(b) of the Investor Rights Agreement, the certificates evidencing the Shares that the undersigned has agreed to purchase and the Conversion Shares, and each certificate issued in transfer thereof, will bear legends substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES ACT OF ANY STATE AND THEY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES ACTS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR IS IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

     5. Pre-Closing Covenants. Prior to the Closing, the Company hereby covenants and agrees to:




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          (a) Obtain the consent of its Board of Directors to the transactions contemplated hereby;

          (b) Obtain the consent of its stockholders and all other required consents or approvals of third parties to the transactions contemplated hereby;

          (c) File an amendment to the Certificate of Incorporation with the Secretary of State of Delaware which increases the number of authorized shares of Series B Preferred Stock from 5,000,000 to 1,000,000; and

          (d) Take all other actions which are necessary or proper in connection with the transactions contemplated hereby.

     6. Conditions to Closing. The obligation of the undersigned to purchase the Shares shall be conditioned on the Company's performance of each of the covenants set forth in Section 5 hereof. If at the Closing any of such covenants shall not have been fulfilled to the reasonable satisfaction of any the undersigned, such undersigned, at its election, shall be relieved of all further obligations under this Agreement.

     7.   Miscellaneous.

          (a) Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          (b) The internal substantive laws, without regard to the laws of conflicts, of the State of Delaware shall govern this Agreement. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any Delaware state or federal court sitting in the State of Delaware, for any action or proceeding arising out of or related to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of any such action or proceeding may be heard and determined in Delaware state court or, to the extent permitted by law, in such federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding.

          (c) This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter hereof. All such agreements shall terminate and be of no further force or effect.

          (d) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.




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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf.


                                      deCODE genetics, Inc.



                                       By:    /S/ Kari Stefansson
                                             ---------------------------
                                             Kari Stefansson, President




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                                 SIGNATURE PAGE
                                       TO
                            STOCK PURCHASE AGREEMENT
                                       AND
                            INVESTOR RIGHTS AGREEMENT



                                   PURCHASER:

                                   By:    /s/ Yves Schmit   /s/ Carine Bittler
                                        ---------------------------------------

                                   Name:  Biotek Invest S.A.

                                   Title: Director

                                   Date: June 30, 1999

                                   Address: 41 Avenue de La Gare
                                            L-1611 Luxemburg

                                   Number of Shares Being Purchased:   5,000,000




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                              DECODE GENETICS, INC.

                      ADDENDUM TO STOCK PURCHASE AGREEMENT

     This Addendum to Stock Purchase Agreement (this "Addendum"), is made as of February 24, 2000 (the "Effective Date") by and between deCODE genetics, Inc., a Delaware corporation (the "Company"), and Biotek Invest, S.A. (the "Purchaser").

                             PRELIMINARY STATEMENTS

     A. On June 30, 1999 the Company and the Purchaser entered into a Stock Purchase Agreement pursuant to which the Purchaser agreed to purchase from the Company 5,000,000 shares (the "Series B Shares") of the Company's Series B Preferred Stock (the "Series B") at a price (the "Original Purchase Price") of US$7.50 per share.

     B. Contemporaneously with the execution of the Stock Purchase Agreement, the Company and the Purchaser entered into an oral agreement pursuant to which they agreed that the Original Purchase Price would be increased to $15.00 per share (the "Adjusted Purchase Price"), with the amount in excess of the Original Purchase Price (the "Contingent Payment") to be payable only if the Purchaser were able to sell at least 50% of the Series B Shares at or above the Adjusted Purchase Price and if the trading price in the Icelandic market, as determined by agreement of the parties, remained at or above the Adjusted Purchase Price from the time of such resale to the end of 1999.

     C. The Company and the Purchaser further agreed that if the Contingent Payment became payable, the Company would pay the Purchaser a commission of 7% on the aggregate Adjusted Purchase Price and the Purchaser would pay the Company interest at the rate of 6% per annum on the Contingent Payment from the date of closing of the transaction under the Stock Purchase Agreement (the "Closing Date"), to the date of payment of the Contingent Payment.

     D. On August 8, 1999, the Closing Date, the Purchaser advised the Company that it had arranged for the sale of at least 50% of the Series B Shares at a price of $15.00.

     E. On December 28, 1999, the Company and the Purchaser agreed that the trading price in the Icelandic market had remained at or above the Adjusted Purchase Price from August 8, 1999 through December 28, 1999 and that the Purchaser would pay the Contingent Payment plus interest but net of commission, on or before February 25, 2000.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. ADJUSTMENT TO PURCHASE PRICE; PAYMENT OF DEFICIENCY. The parties hereby confirm that the conditions for the Contingent Payment were satisfied. The Purchaser has paid the Company the sum of US$ 33,476,712 representing the Contingent Payment, with interest thereon less the Commission (as defined herein).



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     2.   COMMISSION. The Purchaser has received a credit against the Contingent
Payment in the amount of US$5,250,000 (the "Commission"), representing 7% of the total aggregate Adjusted Purchase Price for the Series B Shares.

     3. MISCELLANEOUS. This Addendum shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. This Addendum, together with the Stock Purchase Agreement, constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. This Addendum may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Except as set forth herein, all terms of the Stock Purchase Agreement remain unchanged and in full force and effect.

                                     *******


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     This Addendum to Stock Purchase Agreement is hereby executed to be effective as of the date first above written.


                                  deCODE genetics, Inc.



Dated: 24.02.2000                 By:  /s/ Hannes Smarason
                                  Name: Hannes Smarason
                                  Title: Senior Vice President


                                  Biotek Invest, S.A.


Dated: 24.02.2000                 By:  /s/ Yve Schmidt
                                  Name: Yve Schmit
                                  Title: Director